UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of The Securities Exchange Act of 1934

                      Date of Report: November 2, 2000


                                  KFX INC.
           (Exact name of Registrant as specified in its charter)


           Delaware                     0-23634              84-1079971
 -------------------------------   ---------------------  ----------------
(State or other jurisdiction of    Commission File Number IRS Employer
incorporation or organization)                            Identification Number


             3300 East 1st Avenue, Suite 290
                  Denver, Colorado, USA                       80206
        ----------------------------------------------   -------------------
          (Address of principal executive offices)           (Zip Code)

                               (303) 293-2992
                       ------------------------------
                      (Registrant's telephone number,
                            including area code)

                         1999 Broadway, Suite 3200
                        Denver, Colorado, USA 80202
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




ITEM 5.  Other Events.


In connection with cost reduction efforts and the relocation of certain functions of KFx Inc. ("KFx") subsidiary Pegasus Technologies, Inc. ("Pegasus") from KFx's principal executive office to Pegasus' Cleveland area office, KFx relocated its principal executive office effective October 1, 2000 to:

3300 East 1st Avenue
Suite 290
Denver, Colorado  80206

Phone and facsimile numbers remain the same at 303-293-2992 and 303-293-8430, respectively.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 2, 2000                   KFx Inc.
                                          (Registrant)
                                          By:
                                          /s/ Seth L. Patterson
                                          ----------------------------------
                                          Seth L. Patterson
                                          Executive Vice President and Chief
                                          Financial Officer